UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2007

Hibbett Sports, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	428567101	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane

Birmingham, Alabama 35211

(Address of principal executive offices)

(205) 942-4292

(Registrant’s telephone number, including area code)

Hibbett Sporting Goods, Inc.

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Hibbett Sports, Inc., a corporation organized under the laws of the State of Delaware (the “Registrant”), is the successor issuer to Hibbett Sporting Goods, Inc., a corporation organized under the laws of the State of Delaware (the “Predecessor”), pursuant to Rule 12g-3 of the Securities Exchange Act of 1934, as amended (the “Act”). Until the transaction described in this item, the Predecessor had its common stock, par value $0.01, registered pursuant to Section 12(b) of the Act.

On February 9, 2007, Hibbett Sporting Goods, Inc. entered into an Agreement of Merger and Plan of Reorganization (the “Reorganization Agreement”) with the Registrant and Hibbett Merger Sub, Inc. (“MergerSub”) to form a holding company (the “Reorganization”). The holding company was formed to correct a technical error with respect to certain of the company’s shares and to separate the new parent organization from the existing operating business.

The Reorganization was effected by a merger conducted pursuant to Section 251(g) of the Delaware General Corporation Law (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporations. Pursuant to the terms of the Reorganization Agreement, the Predecessor merged with its indirect, wholly-owned subsidiary, MergerSub (the “Merger”). The Predecessor survived the Merger, the separate corporate existence of MergerSub ceased and the Predecessor became a direct, wholly-owned subsidiary of the Registrant.

In accordance with the terms of the Reorganization Agreement:

(i)

each share or fractional share of Common Stock of the Predecessor (the “Predecessor Common Stock”) issued and outstanding immediately prior to the Merger was converted into a right to receive a share or fractional share of Common Stock of the Registrant (the “Registrant Common Stock”) having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions thereof, as the shares of Predecessor Common Stock so converted; and

(ii)	each share of capital stock of MergerSub issued and outstanding immediately prior to the Merger was converted into a share of Common Stock of the Predecessor.

The Merger qualified as a reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and, as a result, the stockholders of the Predecessor will not recognize gain or loss for United States federal income tax purposes.

The business, management, directors and the rights and limitations of shareholders following the Merger will be identical to the business, management, directors and the rights and limitations of shareholders immediately preceding the Merger.

The common stock of the Registrant is listed on the Nasdaq Global Select Market under the same symbol under which the Common Stock of the Predecessor was listed prior to the Merger. The Common Stock of the Predecessor ceased trading at the close of the market on February 9, 2007. The Registrant will mail to all stockholders instructions regarding the process of exchanging shares of the Predecessor’s Common Stock for shares of the Common Stock of the Registrant.

A copy of the Reorganization Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01. A copy of the Registrant’s press release announcing the Reorganization is attached hereto as Exhibit 99.1.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       The Registrant adopted all of the active stockholder-approved stock plans of the Predecessor, including those in which its named executive officers may participate (the “Plans”). The Plans have been amended to reflect the assumption by Registrant of the obligations of the Predecessor under the Plans. The adoption by the Registrant of the Plans and its assumption of the Predecessor’s obligations under the Plans were approved by its Board of Directors. The amendments to the 2005 Equity Incentive Plan, the Amended and Restated 1996 Stock Option Plan and the 2005 Employee Stock Purchase Plan are attached hereto as Exhibits 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated into this Item 5.02.

On February 10, 2007, the Registrant assumed the obligations of the Predecessor under various compensatory arrangements with the named executive officers and other officers. A copy of the Assumption Agreement is attached hereto as Exhibit 10.6 and is incorporated by reference into this Item 5.02.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)        The Registrant adopted a certificate of incorporation (the “Certificate”) and bylaws (the “Bylaws”) that are identical to the pre-Merger certificate of incorporation and bylaws of the Predecessor except for certain amendments that are permissible under Section 251(g)(4) of the DGCL. The Registrant will have the same authorized capital stock and the designations, rights, powers and preferences of such capital stock, and the qualifications, limitations and restrictions thereof will be the same as that of the Predecessor’s capital stock immediately prior to the Merger.

The Certificate and the Bylaws of the Registrant are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

As reported under Item 5.02(e), the Registrant has adopted all of the active stockholder-approved stock plans of the Predecessor. These include plans in which non-management directors may participate: the 2006 Non-Employee Director Equity Plan and the 2005 Director Deferred Compensation Plan, amendments to which are attached hereto as Exhibits 10.7 and 10.8, respectively, and are incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit
Number	Description of Exhibits

3.1	Certificate of Incorporation of Hibbett Sports, Inc.

3.2	Bylaws of Hibbett Sports, Inc.

10.1	Agreement of Merger and Plan of Reorganization among Hibbett Sporting Goods, Inc., Hibbett Merger Sub, Inc. and Hibbett Sports, Inc., dated February 9, 2007.

10.2	Second Amendment to the 2005 Equity Incentive Plan.

10.3	Third Amendment to the Amended and Restated 1996 Stock Option Plan.

10.4	Amendment to the1996 Stock Option Plan for Outside Directors

10.5	Second Amendment to the 2005 Employee Stock Purchase Plan.

10.6	Assignment and Assumption Agreement.

10.7	Third Amendment to the 2006 Non-Employee Director Equity Plan

10.8	Second Amendment to the 2005 Director Deferred Compensation Plan

99.1	Press Release dated February 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Vice President and Chief Financial Officer

February 15, 2007

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

3.1	Certificate of Incorporation of Hibbett Sports, Inc.

3.2	Bylaws of Hibbett Sports, Inc.

10.1	Agreement of Merger and Plan of Reorganization among Hibbett Sporting Goods, Inc., Hibbett Merger Sub, Inc. and Hibbett Sports, Inc., dated February 9, 2007.

10.2	Second Amendment to the 2005 Equity Incentive Plan.

10.3	Third Amendment to the Amended and Restated 1996 Stock Option Plan.

10.4	Amendment to the 1996 Stock Option Plan for Outside Directors

10.5	Second Amendment to the 2005 Employee Stock Purchase Plan.

10.6	Assignment and Assumption Agreement.

10.7	Third Amendment to the 2006 Non-Employee Director Equity Plan

10.8	Second Amendment to the 2005 Director Deferred Compensation Plan

99.1	Press Release dated February 12, 2007.